EXHIBIT 99.1

3D Systems to Acquire Robtec

- Creates strategic Latin American sales and service platform to drive accelerated adoption of 3DS' entire design to manufacturing solutions

- Provides 3DS with significant in-region additive manufacturing service bureau capabilities, know-how and deep customer relations

- Expands 3DS' global Quickparts® service offerings reach and ability to deliver the latest advanced manufacturing solutions and capabilities

- Multiplexes 3DS' Latin American reseller channel activities with locations in Brazil, Argentina, Chile, Uruguay and Mexico

- Transaction expected to be immediately accretive to cash generation and contribute to non-GAAP earnings per share within first 12 months after closing

ROCK HILL, S.C., April 16, 2014 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) announced today that it entered into a definitive agreement to acquire Robtec. Headquartered in Sao Paulo, Brazil, Robtec is the largest Latin-American additive manufacturing service bureau and the leading 3D printing and scanning products distributor in the region. Under the terms of the definitive agreement, 3DS will acquire 70% of the shares of Robtec at closing and the remainder of the shares on the 5th anniversary of the closing. The terms of the transaction have not been disclosed. The transaction provides 3DS with the strongest possible platform for its Quickparts fast-turn, custom manufacturing expansion plans in Latin America and multiplexes its in-region 3D printing and additive manufacturing reseller coverage.

Robtec brings to 3DS two decades of additive manufacturing service bureau experience with substantial production capabilities that are rooted in regional infrastructure and capacity and supported by long-term, key relationships with leading Latin American industrial companies. The transaction is expected to be completed within the next 90 days, subject to customary closing conditions. It is expected to be immediately accretive to 3DS' cash generation and to contribute to its non-GAAP earnings per share within the first 12 months after closing.

"We believe that the strong strategic and cultural fit between our companies, combined with Robtec's on-the-ground additive manufacturing service bureau capabilities, expanded channel coverage and deep automotive and aerospace customer relationships could present significant benefits for our customers, sizeable growth opportunities for us and greater value for our shareholders," commented Avi Reichental, President and CEO, 3DS.

Recognized as the most trusted and knowledgeable Latin American 3D printing technology resource to the manufacturing sector, Robtec delivers best-in-class rapid prototyping and custom manufacturing services and brings established, long-term relationships with leading aerospace and automotive companies like Embraer, Siemens, Volkswagen, Fiat, CenPra, Visteon and Mercedes.

"This is the right time for us to add a company of Robtec's reputation, experience, growth record and scale in Latin America," continued Reichental. "With key operations in Brazil, Argentina, Chile, Uruguay and Mexico, proven service bureau operations and leading printing and scanning distribution activities, Robtec represents the cornerstone of our Latin American expansion plans."

"We are excited to become part of 3D Systems, a leading provider of the most complete portfolio of 3D content-to-print solutions available today," said Pablo Elenter, President, Robtec. "We plan to leverage our collective knowledge and experience for the benefit of our customers by building stronger local presence and immediately delivering the full range of 3DS products and services throughout the region."

Strategic and Financial Benefits

  Creates strategic Latin American sales and service platform to drive accelerated adoption of entire 3DS design-to-manufacturing solutions
  Provides 3DS with significant in-region additive manufacturing service bureau capabilities, know-how and customer relations
  Expands 3DS' global Quickparts full service offerings reach and ability to deliver the latest advanced manufacturing solutions and capabilities
  Multiplexes 3DS' Latin American 3D printer reseller channel activities with locations in Brazil, Argentina, Chile, Uruguay and Mexico
  Expected to be immediately accretive to cash generation and contribute to non-GAAP earnings per share within first 12 months after closing

Immediately after closing, the company plans to transform Robtec operations into 3D Systems Latin America and expand its offerings to include 3DS' entire range of 3D design and manufacturing solutions throughout the region.

Learn more about 3D Systems commitment to manufacturing the future today at www.3dsystems.com.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3D printing centric design-to-manufacturing solutions including 3D printers, print materials and cloud sourced on-demand custom parts for professionals and consumers alike in materials including plastics, metals, ceramics and edibles. The company also provides integrated 3D scan-based design, freeform modeling and inspection tools. Its products and services replace and complement traditional methods and reduce the time and cost of designing new products by printing real parts directly from digital input. These solutions are used to rapidly design, create, communicate, prototype or produce functional parts and assemblies, empowering customers to manufacture the future.

Leadership Through Innovation and Technology

  3DS invented 3D printing with its Stereolithography (SLA) printer and was the first to commercialize it in 1989.
  3DS invented Selective Laser Sintering (SLS) printing and was the first to commercialize it in 1992.
  3DS invented the Color-Jet-Printing (CJP) class of 3D printers and was the first to commercialize 3D powder-based systems in 1994.
  3DS invented Multi-Jet-Printing (MJP) printers and was the first to commercialize it in 1996.

Today its comprehensive range of 3D printers is the industry's benchmark for production-grade manufacturing in aerospace, automotive, patient specific medical device and a variety of consumer, electronic and fashion accessories.

More information on the company is available at www.3DSystems.com.

About Robtec

Founded in 1994, Robtec is the largest Latin-American additive manufacturing service bureau and the leading in-region 3D printing and scanning products distributor. Headquartered in Sao Paulo, Brazil, Robtec is recognized as a trusted and knowledgeable Latin American additive manufacturing and 3D printing resource to the manufacturing sector that brings two decades of experience providing best-in-class rapid prototyping and custom manufacturing services. Robtec is the leading distributor of 3D Systems personal, professional and production 3D printers and of GOM's scanning solutions and comes with established long-term relationships with leading aerospace and automotive companies.

More information on the company is available at www.robtec.com.

CONTACT: Investor Contact:
         Stacey Witten
         Email: Stacey.Witten@3dsystems.com

         Media Contact:
         Alyssa Reichental
         Email: Press@3dsystems.com